UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 12, 2006
                                 Date of Report
                        (Date of earliest event reported)


                                SYNTHETECH, INC.
             (Exact name of registrant as specified in its charter)

           OREGON                     000-12992                  84-0845771
(State or other jurisdiction    (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)

             1290 INDUSTRIAL WAY, P.O. BOX 646, ALBANY OREGON 97321
               (Address of principal executive offices) (Zip Code)

                                 (541) 967-6575
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))














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ITEM 7.01.        REGULATION FD DISCLOSURE

On January 12, 2006, Synthetech, Inc. announced the acquisition of the technology assets and customer lists of Colorado Biotechnology Associates, Incorporated. A copy of the press release issued by Synthetech on January 12, 2006 announcing the acquisition is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by this reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT NO.                DESCRIPTION
   99.1          Press Release issued by Synthetech, Inc. dated January 12, 2006














































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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       January 13, 2006

                                   By: /s/ GARY WEBER
                                      ------------------------------------------
                                      Gary Weber
                                      Vice President Finance and Administration,
                                      Chief Financial Officer, Secretary and
                                      Treasurer